UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2024

PDF SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

000-31311

(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard

Santa Clara, CA 95050

(Address of principal executive offices, with zip code)

(408) 280-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Item 9.01.	Financial Statements and Exhibits
SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 18, 2024, at the 2024 Annual Meeting of Stockholders, the stockholders of the Company elected each of the director nominees and approved proposals 2, 3, 4, 5, and 6.

The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement.

Proposal No. 1 Election of Class II Directors:

NOMINEES FOR CLASS II DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Chi-Foon Chan, Ph.D.	32,002,886	1,242,353	51,379	3,015,643
Kimon Michaels, Ph.D.	30,732,795	2,559,748	4,075	3,015,643
Shuo Zhang	31,114,738	2,011,350	170,530	3,015,643

Proposal No. 2 Ratification of the appointment of BPM LLP as the Independent Registered Public Accounting Firm for the Company for the year ending December 31, 2024:

FOR	AGAINST	ABSTAIN
35,909,604	17,159	385,498

Proposal No. 3 Approval of an amendment to Company’s amended and restated certificate of incorporation to include an officer exculpation provision:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,593,433	1,568,988	134,197	3,015,643

Proposal No. 4 Approval of the Company’s Ninth Amended and Restated 2011 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
32,395,931	896,250	4,437	3,015,643

Proposal No. 5 Approval of the Company's First Amended and Restated 2021 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,289,307	3,274	4,037	3,015,643

Proposal No. 6 Approval, by non-binding advisory vote, of the 2023 compensation awarded to Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
33,119,168	99,597	77,853	3,015,643

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

10.1	PDF Solutions, Inc.’s Ninth Amended and Restated 2011 Stock Incentive Plan, filed as Appendix B to the Company’s Proxy Statement filed on April 29, 2024, and incorporated herein by reference.†
10.2	PDF Solutions, Inc.’s First Amended and Restated 2021 Employee Stock Purchase Plan, filed as Appendix C to the Company’s Proxy Statement filed on April 29, 2024, and incorporated herein by reference.†
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Adnan Raza
Adnan Raza
EVP, Finance, and Chief Financial Officer (principal financial and accounting officer)

Dated: June 25, 2024